SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ________________

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 23, 2006

                                 _______________

                         First Federal Bankshares, Inc.
                        -------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                          0-25509                 42-1485449
----------------------------      -----------------------     ---------------
    (State or other               (Commission File Number)    (I.R.S. Employer
jurisdiction of incorporation)                               Identification No.)



329 Pierce Street, Sioux City, Iowa                                    51101
-----------------------------------------------                     -----------
(Address of principal executive offices)                            (Zip Code)


                                 (712) 277-0200
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))




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Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
           Appointment of Principal Officers.
           ---------------------------------------------------------------------

     On March 23, 2006, the Board of Directors of First Federal Bankshares, Inc. (the "Company") appointed Michael S. Moderski as Senior Vice President/Chief Financial Officer of the Company. On that date, Mr. Moderski was also appointed Senior Vice President/Chief Financial Officer of First Federal Bank (the "Bank"), the Company's wholly-owned subsidiary. Mr. Moderski will begin work with the Company and the Bank on April 10, 2006.

     Mr. Moderski's background includes nine years of increasing responsibility in the finance departments of two separate banking organizations, one with $1.8 billion in total assets and another with $2.3 billion in total assets. Mr. Moderski attained the level of Vice President in both of these organizations; his primary responsibilities consisted of interest rate risk management, investment management, liquidity and funds management, and budgeting and forecasting. Prior to these experiences, Mr. Moderski was a bank examiner with the Office of the Comptroller of the Currency (OCC) from 1992 to 1996. Mr. Moderski has earned the Chartered Financial Analyst (CFA) designation and is 35 years old.

Item 9.01. Financial Statements and Exhibits.
           ---------------------------------

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibits.

               None


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        FIRST FEDERAL BANKSHARES, INC.

Dated:  March 24, 2006                  By:/s/  Michael W. Dosland
                                           ----------------------------------
                                           Michael W. Dosland
                                           President and Chief Executive Officer
                                          (Duly authorized representative)


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